UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 9, 2017

Houston Wire & Cable Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52046	36-4151663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10201 North Loop East, Houston, Texas 77029
(Address of Principal Executive Offices) (Zip Code)

(713) 609-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Explanatory Note

The company has issued a corrected press release to clarify the disclosures regarding wire and cable sales for its project and MRO businesses.

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2017, Houston Wire & Cable Company announced financial results for the third quarter ended September 30, 2017.  A copy of Houston Wire & Cable Company’s press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
            99.1       Press Release of Houston Wire & Cable Company dated November 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Houston Wire & Cable Company

Date: November 9, 2017	By:	/s/ Nicol G. Graham
Nicol G. Graham
Vice President & CFO

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Houston Wire & Cable Company dated November 9, 2017